Annual Fund Operating Expenses - Mundoval Fund	May 01, 2026
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	April 30, 2027
Mundoval Fund Shares
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	1.50%
Distribution or Similar (Non 12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.01%
Expenses (as a percentage of Assets)	1.51%
Fee Waiver or Reimbursement	(0.01%)	[1]
Net Expenses (as a percentage of Assets)	1.50%

[1]	The Adviser has agreed to waive a portion of its management fee (the “Fee Waiver”) so that the management fee, on an annual basis, does not exceed (i) 1.25% of the Fund’s average daily net assets greater than $25 million and up to and including $75 million, and (ii) 1.00% of the Fund’s average daily net assets greater than $75 million. The Fee Waiver will automatically terminate on April 30, 2027 unless it is renewed by the Adviser. The Adviser may not terminate the Fee Waiver before April 30, 2027.